UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2013

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 12 Crow Lane, Pembroke Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-4513

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On May 28, 2013, RenaissanceRe Holdings Ltd. (the “Company”), issued 11,000,000 shares of its newly designated 5.375% Series E Preference Shares, par value $1.00 per share and a liquidation preference of $25.00 per share (representing $275,000,000 in aggregate liquidation preference) (the “Series E Preference Shares”). Dividends on the Series E Preference Shares will be payable on a non-cumulative basis only when, as and if declared by the Company’s board of directors, quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on September 1, 2013, at a rate equal to 5.375% of the liquidation preference per annum (equivalent to $1.34375 per share). The Series E Preference Shares were sold pursuant to an effective shelf registration statement (Reg. No. 333-167485).

Pursuant to the Certificate of Designation, Preferences and Rights of 5.375% Series E Preference Shares (the “Certificate of Designation”), the Series E Preference Shares rank senior to the Company’s common shares and equally with the Company’s 6.08% Series C Preference Shares and 6.60% Series D Preference Shares as to dividends and distributions of assets upon the Company’s liquidation, dissolution or winding up.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein. The form of share certificate for any Series E Preference Shares that may be issued in certificated form is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 8.01	Other Events

A legal opinion relating to the validity of the Series E Preference Shares is attached hereto as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of 5.375% Series E Preference Shares

4.1	Form of Stock Certificate Evidencing the 5.375% Series E Preference Shares

5.1	Opinion of Conyers Dill & Pearman Limited

23.1	Consent of Conyers Dill & Pearman Limited (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2013	RENAISSANCERE HOLDINGS LTD.

	By:	/s/ Stephen H. Weinstein
Stephen H. Weinstein
Senior Vice President, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Designation of 5.375% Series E Preference Shares

4.1	Form of Stock Certificate Evidencing the 5.375% Series E Preference Shares

5.1	Opinion of Conyers Dill & Pearman Limited

23.1	Consent of Conyers Dill & Pearman Limited (included as part of Exhibit 5.1).